Form N-SAR

Sub-Item 77C
Matters Submitted to a Vote of Security Holders
333-33978, 811-09885

Shareholder Meeting

A Special Meeting of Shareholders of the Funds was held on November 22, 2005 and adjourned and reconvened to December 29, 2005 and January 9, 2006. At the meetings, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1
Elect nine Trustees, including eight "independent" candidates.

                                          Number of Shares               Percentage of Outstanding       Percentage of Shares Voted
                                                                                  Shares
------------------------------------------------------------------------------------------------------------------------------------
          Trustees              Affirmative     Withheld      Total    Affirmative Withheld  Total  Affirmative Withheld     Total
Jerome S. Contro                64,551,895      507,380    65,059,275    42.00%     0.33%    42.33%    99.22%     0.78%      100.00%
William F. McCalpin             64,552,110      507,165    65,059,275    42.00%     0.33%    42.33%    99.22%     0.78%      100.00%
John W. McCarter, Jr.           64,551,408      507,867    65,059,275    42.00%     0.33%    42.33%    99.22%     0.78%      100.00%
Dennis B. Mullen                64,551,829      507,446    65,059,275    42.00%     0.33%    42.33%    99.22%     0.78%      100.00%
James T. Rothe                  64,553,233      506,042    65,059,275    42.00%     0.33%    42.33%    99.22%     0.78%      100.00%
William D. Stewart              64,549,457      509,818    65,059,275    42.00%     0.33%    42.33%    99.22%     0.78%      100.00%
Martin H. Waldinger             64,548,027      511,248    65,059,275    42.00%     0.33%    42.33%    99.21%     0.79%      100.00%
Linda S. Wolf                   64,549,137      510,138    65,059,275    42.00%     0.33%    42.33%    99.22%     0.78%      100.00%
Thomas H. Bailey                64,548,699      510,576    65,059,275    42.00%     0.33%    42.33%    99.22%     0.78%      100.00%
------------------------------------------------------------------------------------------------------------------------------------

Proposal 2a
To approve amendments to the Trust's Amended and Restated Trust Instrument to provide for shareholder votes to be counted based upon each dollar of net asset value held by the shareholder rather than one vote for each share.

---------------------------------------- ------------------------------------------------------------------------
                                                                    Number of Shares
---------------------------------------- ------------------------------------------------------------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
         Trust            Record Total     Affirmative         Against          Abstain       Broker Non-Votes
                            of Shares
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
Janus Adviser Series       153,708,173     72,114,605         2,361,624        3,112,361         15,648,794
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- ------------------------------------------------- --------------------------------------------------
                                  Percentage of Outstanding Shares                     Percentage of Shares Voted
------------------------- ------------------------------------------------- --------------------------------------------------
------------------------- -------------- ---------- ---------- ------------ -------------- ---------- ---------- -------------
         Trust             Affirmative    Against    Abstain     Broker      Affirmative    Against    Abstain      Broker
                                                                Non-Votes                                         Non-Votes
------------------------- -------------- ---------- ---------- ------------ -------------- ---------- ---------- -------------
------------------------- -------------- ---------- ---------- ------------ -------------- ---------- ---------- -------------
Janus Adviser Series       46.91%         1.54%      2.03%       10.18%      77.34%         2.53%      3.34%        16.79%
------------------------- -------------- ---------- ---------- ------------ -------------- ---------- ---------- -------------

Proposal 2b
To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to reorganize all or a portion of the Trust or any of its Funds or classes.

---------------------------------------- ------------------------------------------------------------------------
                                                                    Number of Shares
---------------------------------------- ------------------------------------------------------------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
         Trust            Record Total     Affirmative         Against          Abstain       Broker Non-Votes
                            of Shares
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
Janus Adviser Series       153,708,173     61,222,039         13,193,083       3,173,468         15,648,794
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
-------------------------- -------------------------------------------------- -------------------------------------------------
                                   Percentage of Outstanding Shares                      Percentage of Shares Voted
-------------------------- -------------------------------------------------- -------------------------------------------------
-------------------------- ------------ ------------- ---------- ------------ -------------- --------- ---------- -------------
          Trust            Affirmative    Against      Abstain     Broker      Affirmative   Against    Abstain      Broker
                                                                  Non-Votes                                        Non-Votes
-------------------------- ------------ ------------- ---------- ------------ -------------- --------- ---------- -------------
-------------------------- ------------ ------------- ---------- ------------ -------------- --------- ---------- -------------
Janus Adviser Series        39.83%        8.58%        2.07%       10.18%       65.66%        14.15%     3.40%       16.79%
-------------------------- ------------ ------------- ---------- ------------ -------------- --------- ---------- -------------

Proposal 2c
To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to liquidate the Trust or any Fund or class thereof.

---------------------------------------- ------------------------------------------------------------------------
                                                                    Number of Shares
---------------------------------------- ------------------------------------------------------------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
         Trust            Record Total     Affirmative         Against          Abstain       Broker Non-Votes
                            of Shares
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
Janus Adviser Series       153,708,173     61,044,022         13,309,950       3,234,618         15,648,794
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
-------------------------- -------------------------------------------------- -------------------------------------------------
                                   Percentage of Outstanding Shares                      Percentage of Shares Voted
-------------------------- -------------------------------------------------- -------------------------------------------------
-------------------------- --------------- ---------- ---------- ------------ -------------- --------- ---------- -------------
          Trust             Affirmative     Against    Abstain     Broker      Affirmative   Against    Abstain      Broker
                                                                  Non-Votes                                        Non-Votes
-------------------------- --------------- ---------- ---------- ------------ -------------- --------- ---------- -------------
-------------------------- --------------- ---------- ---------- ------------ -------------- --------- ---------- -------------
Janus Adviser Series        39.71%          8.66%       2.10%      10.18%       65.47%        14.28%     3.47%       16.78%
-------------------------- --------------- ---------- ---------- ------------ -------------- --------- ---------- -------------

Proposal 3
To  approve  the  elimination  of  the  Fund's   fundamental   policy  regarding
investments in income-producing securities.

---------------------------------------- ------------------------------------------------------------------------
                                                                    Number of Shares
---------------------------------------- ------------------------------------------------------------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
       Portfolio          Record Total     Affirmative         Against          Abstain       Broker Non-Votes
                            of Shares
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
 Janus Adviser Flexible     4,714,694       1,675,650          254,502          88,642            428,669
       Bond Fund
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------ -------------------------------------------------- --------------------------------------------------
                                 Percentage of Outstanding Shares                      Percentage of Shares Voted
------------------------ -------------------------------------------------- --------------------------------------------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
       Portfolio         Affirmative     Against     Abstain     Broker      Affirmative    Against    Abstain      Broker
                                                                Non-Votes                                         Non-Votes
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
Janus Adviser Flexible     35.54%        5.40%       1.88%       9.09%        68.46%        10.40%      3.62%       17.52%
       Bond Fund
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------

Proposal 4a
To approve certain amendments to the Fund's investment advisory agreement with Janus Capital Management LLC to conform to prevailing industry practice.

------------------------------------------- ------------------------------------------------------------------------
                                                                       Number of Shares
------------------------------------------- ------------------------------------------------------------------------
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
           Fund              Record Total     Affirmative         Against          Abstain       Broker Non-Votes
                               of Shares
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
  Janus Adviser Large Cap     10,062,367       4,079,820           23,540          151,816          1,657,767
        Growth Fund
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
 Janus Adviser Forty Fund     43,173,039       19,526,281         191,107          278,192          4,951,361
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
 Janus Adviser Orion Fund       100,000          95,900            2,490            1,610               --

---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
   Janus Adviser Mid Cap       3,718,978       1,536,755           22,548          71,440            336,115
        Growth Fund
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
  Janus Adviser Small-Mid       100,052          95,900            2,490            1,610               52
        Growth Fund
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
 Janus Adviser Growth and     13,266,647       4,926,811           92,102          258,405          1,752,889
        Income Fund
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
 Janus Adviser Core Equity     2,358,005        948,048            17,204          88,323            275,502
           Fund
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
 Janus Adviser Contrarian       100,000          95,900            2,490            1,610               --
           Fund
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
Janus Adviser Balanced Fund   22,609,586       9,883,361          240,634         1,165,157         2,013,742
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
  Janus Adviser Worldwide     16,309,887       9,471,545          125,404          169,615           827,939
           Fund
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
       Janus Adviser           9,545,001       3,772,555          102,531          231,471           671,244
 International Growth Fund
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
   Janus Adviser Foreign        273,080         185,049            53,844           3,513             30,035
        Stock Fund
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
  Janus Adviser Flexible       4,714,694       1,706,807          221,622          90,365            428,669
         Bond Fund
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
 Janus Adviser High-Yield       250,890         232,968            16,824           1,098               --
           Fund
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
Janus Adviser Money Market     9,785,746       8,012,155             --            752,661            20,147
           Fund
---------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------------------------------------------- -------------------------------------------------
                                  Percentage of Outstanding Shares                      Percentage of Shares Voted
------------------------- -------------------------------------------------- -------------------------------------------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
       Portfolio          Affirmative     Against     Abstain     Broker      Affirmative    Against    Abstain     Broker
                                                                 Non-Votes                                         Non-Votes
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Adviser Large Cap      40.55%        0.23%       1.51%      16.48%        68.99%        0.40%      2.57%      28.04%
      Growth Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Adviser Forty Fund     45.23%        0.44%       0.64%      11.47%        78.26%        0.77%      1.12%      19.85%
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Adviser Orion Fund     95.90%        2.49%       1.61%       0.00%        95.90%        2.49%      1.61%       0.00%
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
 Janus Adviser Mid Cap       41.32%        0.61%       1.92%       9.04%        78.13%        1.15%      3.63%      17.09%
      Growth Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Adviser Small-Mid      95.85%        2.49%       1.61%       0.05%        95.85%        2.49%      1.61%       0.05%
      Growth Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
  Janus Adviser Growth       37.14%        0.69%       1.95%      13.21%        70.08%        1.31%      3.68%      24.93%
    and Income Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
   Janus Adviser Core        40.21%        0.73%       3.75%      11.68%        71.33%        1.29%      6.65%      20.73%
      Equity Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
     Janus Adviser           95.90%        2.49%       1.61%       0.00%        95.90%        2.49%      1.61%       0.00%
    Contrarian Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
 Janus Adviser Balanced      43.71%        1.06%       5.15%       8.91%        74.29%        1.81%      8.76%      15.14%
          Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
Janus Adviser Worldwide      58.07%        0.77%       1.04%       5.08%        89.40%        1.18%      1.60%       7.82%
          Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
     Janus Adviser
  International Growth       39.52%        1.07%       2.43%       7.03%        78.95%        2.15%      4.85%      14.05%
          Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
 Janus Adviser Foreign       67.76%       19.72%       1.29%      11.00%        67.93%       19.76%      1.29%      11.02%
       Stock Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
 Janus Adviser Flexible      36.20%        4.70%       1.92%       9.09%        69.73%        9.06%      3.69%      17.52%
        Bond Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
     Janus Adviser           92.86%        6.71%       0.44%       0.00%        92.85%        6.71%      0.44%       0.00%
    High-Yield Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------
  Janus Adviser Money        81.88%        0.00%       7.69%       0.21%        91.20%        0.00%      8.57%       0.23%
      Market Fund
------------------------- ------------- ------------ ---------- ------------ -------------- ---------- ---------- ------------

Proposal 4b
To approve an amended  investment  advisory agreement between the Fund and Janus
Capital to change the investment advisory fee rate from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index.

---------------------------------------- ------------------------------------------------------------------------
                                                                    Number of Shares
---------------------------------------- ------------------------------------------------------------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
       Portfolio          Record Total     Affirmative         Against          Abstain       Broker Non-Votes
                            of Shares
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
     Janus Adviser           100,000          95,900            2,490            1,610               --
    Contrarian Fund
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
     Janus Adviser          1,937,233       1,370,857           50,256          22,087            201,750
 Risk-Managed Core Fund
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
 Janus Adviser Mid Cap      5,648,511       2,220,430          121,658          94,304            475,525
       Value Fund
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
Janus Adviser Worldwide    16,309,887       9,414,636          178,629          173,299           827,939
          Fund
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------ -------------------------------------------------- --------------------------------------------------
                                 Percentage of Outstanding Shares                      Percentage of Shares Voted
------------------------ -------------------------------------------------- --------------------------------------------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
       Portfolio         Affirmative     Against     Abstain     Broker      Affirmative    Against    Abstain      Broker
                                                                Non-Votes                                         Non-Votes
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
     Janus Adviser          95.90%        2.49%       1.61%       0.00%        95.90%        2.49%      1.61%       0.00%
    Contrarian Fund
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
     Janus Adviser          70.76%        2.59%       1.14%      10.41%        83.33%        3.06%      1.34%       12.27%
Risk-Managed Core Fund
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
 Janus Adviser Mid Cap      39.31%        2.15%       1.67%       8.42%        76.25%        4.18%      3.24%       16.33%
      Value Fund
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
     Janus Adviser          57.72%        1.10%       1.06%       5.08%        88.85%        1.69%      1.64%       7.82%
    Worldwide Fund
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------

Proposal 5
To approve an amended subadvisory agreement between Janus Capital, on behalf of the Fund, and INTECH to change the subadvisory fee rate paid by Janus Capital to INTECH from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index.

---------------------------------------- ------------------------------------------------------------------------
                                                                    Number of Shares
---------------------------------------- ------------------------------------------------------------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
       Portfolio          Record Total     Affirmative         Against          Abstain       Broker Non-Votes
                            of Shares
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
     Janus Adviser          1,937,233       1,335,004           49,704          58,492            201,750
 Risk-Managed Core Fund
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------ -------------------------------------------------- --------------------------------------------------
                                 Percentage of Outstanding Shares                      Percentage of Shares Voted
------------------------ -------------------------------------------------- --------------------------------------------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
       Portfolio         Affirmative     Against     Abstain     Broker      Affirmative    Against    Abstain      Broker
                                                                Non-Votes                                         Non-Votes
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
     Janus Adviser          68.91%        2.57%       3.02%      10.41%        81.15%        3.02%      3.56%       12.27%
Risk-Managed Core Fund
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------